NO PAR VALUE                                                      COMMON STOCK

   NUMBER                                                             SHARES



DX                    INTERPHASE  [LOGO]  CORPORATION-REGISTERED TRADEMARK-

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS


THIS CERTIFICATE IS TRANSFERABLE                     SEE REVERSE FOR CERTAIN
IN CHICAGO, IL OR NEW YORK, NY                     DEFINITIONS AND RESTRICTIONS
                                                        CUSIP 460593  10 6


              THIS CERTIFIES THAT



              IS THE OWNER OF


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE, OF

                            INTERPHASE CORPORATION


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                                       COUNTERSIGNED AND REGISTERED
                                                HARRIS TRUST AND SAVINGS BANK
                                                                 TRANSFER AGENT
                                                                  AND REGISTRAR

                                   [SEAL]

                                       BY


PRESIDENT                  SECRETARY                       AUTHORIZED SIGNATURE


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     Pursuant to Article V of the Articles of Incorporation of Interphase
Corporation and all amendments thereto or hereafter on file with the Secretary of State of Texas, no shareholder shall have the right to cumulate his votes for the election of directors. Pursuant to Article VI of the Articles of Incorporation and all amendments thereto or hereafter on file with the Secretary of State of the State of Texas, the holder of the shares of Common Stock represented by this Certificate is expressly denied any and all preemptive or preferential rights to receive, purchase or subscribe to unissued or treasury shares of any class of stock (whether now or hereafter authorized) of the Corporation. The Corporation will furnish to the holder of this Certificate, without charge, a true copy of Article V and Article VI of the Articles of Incorporation and all amendments thereto or hereafter, upon written request to the Corporation at its principal place of business or registered office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


                                UNIF GIFT MIN ACT--_______ Custodian __________
TEN COM -- as tenants in common                     (Cust)           (Minor)
TEN     -- as tenants by the entireties           Under Uniform Gifts to Minors
JT TEN  -- as joint tenants with right             Act ________________________
           of survivorship and not as                          (State)
           tenants in common


   Additional abbreviations may also be used though not in the above list.




For Value Received, _____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

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- ----------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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- ------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated  ____________________________________


                             X_______________________________________________
                                             (SIGNATURE)
      NOTICE:
THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST
CORRESPOND WITH THE ---------------->
NAME(S) AS WRITTEN
UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR WITHOUT
ALTERATION OR EN-            X_______________________________________________
LARGEMENT OR ANY                             (SIGNATURE)
CHANGE WHATEVER.


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                   | THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE      |
                   | GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS     |
                   | AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP | | IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), |
                   | PURSUANT TO S.E.C. RULE 17Ad-15.                        |
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                   |   SIGNATURE(S) GUARANTEED BY:                           |
                   |                                                         |
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